U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2005

COMMISSION FILE NUMBER: 333-87968

KNIGHT FULLER, INC.

_________________________________________

(Exact name of registrant as specified in its charter)

                  Delaware

   45-0476087

___________________________

______________

 (State or jurisdiction of incorporation

 (I.R.S. Employer I.D. No.)

 or organization

4020 Moorpark Avenue, Suite 108

San Jose, CA

95117

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(Address of principal executive offices)

        (Zip Code)

Registrant's telephone number: 805-730-1978

________________________________________________

(Former name or former address, if changed since last report)

Section 5 – Corporate Governance and Management

Section 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On or about April 19, 2005, Allen Harington, Board Chairman, resigned as an officer and director of the company.

Item 9-Financial Statements and Exhibits

c) Exhibits

Exhibit 17.  Letter on resignation of officer/director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

Knight Fuller, Inc.

     /s/ Ronald Pienaar

______________________________

By: ,Ronald Pienaar, President

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